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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date earliest event reported): September 5, 2006


                       INTERACTIVE SYSTEMS WORLDWIDE INC.
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             (exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               000-21831                                 22-3375134
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        (Commission File Number)            (IRS Employer Identification Number)

   2 Andrews Drive, West Paterson, NJ                       07424
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(Address of principal executive offices)                   (Zip Code)

                                 (973) 256-8181
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               Registrant's Telephone Number, Including Area Code



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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 5, 2006, Interactive Systems Worldwide, Inc. (the "Company") entered into a consulting agreement (the "Agreement") with Vincent Caldwell, a director of the Company, for Mr. Caldwell to provide consulting services to the Company on marketing matters for a six-month period ending on March 5, 2007. The Company entered into this Agreement to supplement its marketing activities on an interim basis as the business development manager of the Company's subsidiary, Global Interactive Gaming Ltd. in London will be departing on September 22, 2006. Mr. Caldwell is an executive with over 25 years of diverse experience in the gaming industry. The Company will pay Mr. Caldwell a total of $45,000, at the rate of $7,500 per month, for the consulting services. The services to be performed by Mr. Caldwell relate primarily to marketing activities, arranging and attending meetings with potential customers of the Company and its subsidiaries, assisting in negotiations and attempting to conclude transactions. The foregoing summary of the Agreement is qualified in its entirety by the full text of the Agreement, filed herewith as Exhibit 10.1 and incorporated by reference herein.

         Prior to entering into the Agreement, Mr. Caldwell resigned from the Audit Committee of the Company's Board of Directors, and the Board appointed Philip Rule, an existing director of the Company, to the Audit Committee. Mr. Rule meets the independence requirements of Nasdaq and the Securities and Exchange Commission for audit committee members.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (d) Exhibits

           Exhibit Number                          Description
           --------------       -----------------------------------------------
               10.1             Consulting Agreement between the Company and
                                Vincent Caldwell, dated as of September 5, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERACTIVE SYSTEMS WORLDWIDE INC.
                                         (Registrant)


                                         By: /s/ Bernard Albanese
                                             ---------------------
                                             Bernard Albanese
                                             Chief Executive Officer

Date:  September 8, 2006


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                                  EXHIBIT INDEX

           Exhibit Number                          Description
           --------------       -----------------------------------------------
               10.1             Consulting Agreement between the Company and
                                Vincent Caldwell, dated as of September 5, 2006